UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  June 26, 2003
                Date of Report (Date of earliest event reported)


                           HORIZON HEALTH CORPORATION
             (Exact name of registrant as specified in its charter)


        DELAWARE                  1-13626              75-2293354
(State or other jurisdiction   (Commission           (IRS Employer
   of incorporation)           File Number)          Identification No.)

                             1500 WATERS RIDGE DRIVE
                          LEWISVILLE, TEXAS 75057-6011
              (Address of principal executive offices and zip code)


                                 (972) 420-8200
              (Registrant's telephone number, including area code)



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Item 7.       Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit Number                 Exhibit

         99.1                           Press Release dated June 26, 2003


Item 9.      Regulation FD Disclosure/Results of Operations and
             Financial Condition.

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information is intended to be furnished under Item 12, "Results of Operations and Financial Condition." The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended. Furnished herewith as
Exhibit 99.1 and incorporated herein by reference is a copy of a press release of Horizon Health Corporation dated June 26, 2003 reporting financial results for its third quarter ended May 31, 2003.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           HORIZON HEALTH CORPORATION

Date:    June 26, 2003       By: /s/ Ronald C. Drabik
                               -----------------------------
                                Ronald C. Drabik
                                Senior Vice President, Finance and
                                Administration

                                  EXHIBIT INDEX

Exhibit
Number            Description of Exhibits

  99              Copy of press release issued by the Company on June 26, 2003.